    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2000
                                                       REGISTRATION NO. 333-____

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933

                             NETSCOUT SYSTEMS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                                  04-2837575
(State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                             4 TECHNOLOGY PARK DRIVE
                               WESTFORD, MA 01886
                    (Address of Principal Executive Offices)

                              --------------------

                  NETSCOUT SYSTEMS, INC. 1990 STOCK OPTION PLAN
                            (Full Title of the Plan)

                              --------------------

       ANIL K. SINGHAL, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
              NARENDRA POPAT, PRESIDENT AND CHIEF OPERATING OFFICER
                             NETSCOUT SYSTEMS, INC.
                             4 TECHNOLOGY PARK DRIVE
                               WESTFORD, MA 01886
                     (Name and Address of Agent For Service)

                                 (978) 614-4000
         (Telephone Number, Including Area Code, of Agent For Service)

                              --------------------
                                   Copies to:

                              JOHN A. MELTAUS, ESQ.
                         Testa, Hurwitz & Thibeault, LLP
                                High Street Tower
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

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



===============================================================================

                        CALCULATION OF REGISTRATION FEE

===============================================================================

                                                        PROPOSED             PROPOSED
                                                         MAXIMUM              MAXIMUM
TITLE OF SECURITIES TO            AMOUNT TO BE        OFFERING PRICE          AGGREGATE             AMOUNT OF
   BE REGISTERED                   REGISTERED          PER SHARE            OFFERING PRICE      REGISTRATION FEE
----------------------            -------------        --------------       --------------      ----------------
NETSCOUT SYSTEMS, INC. 1990 STOCK OPTION PLAN

OPTIONS GRANTED

Common Stock,                     82,000 shares         $0.0025                   $205.00                --
$.001 par value (1)               22,000 shares         $0.2500                 $5,500.00
                                  21,000 shares         $0.5000                $10,500.00
                                 357,625 shares         $0.7500               $268,218.75
                                 256,800 shares         $1.5000               $385,200.00
                                   4,000 shares         $1.7500                 $7,000.00
                                   3,500 shares         $2.0000                 $7,000.00
                                 671,250 shares         $2.5000             $1,678,125.00
                                 569,238 shares         $4.0000             $2,276,952.00
                                 128,750 shares         $5.0000               $643,750.00
                                  59,000 shares         $6.0000               $354,000.00
                                 251,000 shares         $6.5000             $1,631,500.00

OPTIONS RESERVED FOR GRANT

Common Stock, $.001 par                0 shares                                                          --
value (2)

         Total:                2,426,163 shares            --            $7,267,951.00                  $1,920.00

===============================================================================

      (1) Based on options to purchase 2,426,163 shares of NetScout Systems, Inc.'s Common Stock granted as of January 18, 2000 under the NetScout Systems, Inc. 1990 Stock Option Plan (the "Plan"). All of such shares are issuable upon the exercise of outstanding options to purchase the number of shares at the exercise price listed above. Pursuant to Rule 457(h)(1), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

      (2) No additional grants of options under the Plan will be made.

         This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-88131) relating to NetScout's 1999 Employee Stock Purchase Plan and a Registration Statement on Form S-8 (No. 333-90971) relating to NetScout's 1999 Stock Option and Incentive Plan are effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statements are hereby incorporated by reference.

ITEM 8.  EXHIBITS.

  EXHIBIT NO.               DESCRIPTION OF EXHIBIT
       4.1                  Third Amended and Restated Certificate of Incorporation of the Registrant (filed as
                            Exhibit 3.3, 4.1 to the Company's Registration Statement on Form S-1 (No. 333-76843)
                            and incorporated herein by reference)

       4.2                  Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.5, 4.2 to the
                            Company's Registration Statement on Form S-1 (No. 333-76843) and incorporated herein by reference)

       4.3                  NetScout Systems, Inc. 1990 Stock Option Plan, as amended (filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-76843) and incorporated herein by reference)

       5                    Opinion of Testa, Hurwitz & Thibeault, LLP

      23.1                  Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5)

      23.2                  Consent of PricewaterhouseCoopers LLP

      24                    Power of Attorney (included as part of the signature page of this Registration
                            Statement)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westford, in the Commonwealth of Massachusetts, on this 28th day of January, 2000.

                                NETSCOUT SYSTEMS, INC.

                                By: /s/ Charles W. Tillett
                                    ------------------------------
                                    Charles W. Tillett
                                    Vice President, Finance and Administration
                                    and Chief Financial Officer

                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of NetScout Systems, Inc., hereby severally constitute and appoint Anil K. Singhal, Narendra Popat and Charles W. Tillett, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable NetScout Systems, Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                                       TITLE                                   DATE
 /s/ Anil K. Singhal                  Chief Executive Officer and Chairman of the Board        January 25, 2000
-------------------------------      (Principal Executive Officer)
Anil K. Singhal

/s/ Narendra Popat                    President, Chief Operating Officer and Director          January 25, 2000
-------------------------------
Narendra Popat

/s/ Charles W. Tillett                Vice President, Finance and Administration and           January 25, 2000
-------------------------------       Chief Financial Officer
Charles W. Tillett                    (Principal Financial and Accounting Officer)

/s/ Joseph G. Hadzima, Jr.            Director                                                 January 25, 2000
-------------------------------
Joseph G. Hadzima, Jr.

/s/ Kenneth T. Schiciano              Director                                                 January 25, 2000
-------------------------------
Kenneth T. Schiciano

                                      Director
-------------------------------
Richard J. Egan

                                  EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT
       4.1                  Third Amended and Restated Certificate of Incorporation of the Registrant (filed as
                            Exhibit 3.3, 4.1 to the Company's Registration Statement on Form S-1 (No. 333-76843)
                            and incorporated herein by reference)

       4.2                  Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.5, 4.2 to the
                            Company's Registration Statement on Form S-1 (No. 333-76843) and incorporated herein by reference)

       4.3                  NetScout Systems, Inc. 1990 Stock Option Plan, as amended (filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-76843) and incorporated herein by reference)

       5                    Opinion of Testa, Hurwitz & Thibeault, LLP

      23.1                  Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5)

      23.2                  Consent of PricewaterhouseCoopers LLP

      24                    Power of Attorney (included as part of the signature page of this Registration
                            Statement)